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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  March 10, 2006
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                          WILMINGTON TRUST CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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

                    Delaware                                 1-14659                          51-0328154
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(State or other jurisdiction of incorporation)       (Commission File Number)     (IRS Employer Identification Number)
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                          Wilmington Trust Corporation
                               Rodney Square North
                            1100 North Market Street
                             Wilmington, Delaware                  19890
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               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:    (302) 651-1000
                                                    ----------------------------


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         (Former names or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

Wilmington Trust Corporation (the "Company") announced that its Controller, Gerald F. Sopp, has accepted a position with the Company as its Chief Compliance Officer effective March 10, 2006. In that role, Mr. Sopp will supervise and coordinate enterprise-wide, centralized regulatory compliance across all of the Company's business lines and service areas. Mr. Sopp was selected due to his extensive knowledge of the Company's operations and experience leading Sarbanes-Oxley compliance.

Mr. Sopp earned his B.S. from St. Joseph's University and his M.B.A. from Drexel University, and has served as the Company's Controller since 2000. The Company is actively reviewing candidates for the position of Controller. David R. Gibson, the Company's Executive Vice President and Chief Financial Officer, will serve as its principal accounting officer until a replacement for Mr. Sopp is found.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WILMINGTON TRUST CORPORATION




Dated:  March 10, 2006                    By: /s/ Ted T. Cecala
                                             -----------------------------------
                                             Name:  Ted T. Cecala,
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer
                                                    (Authorized Officer)